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                                                                  Exhibit (i)(2)


                               CONSENT OF COUNSEL


               We consent to the reference to our Firm under the heading "Counsel and Independent Registered Public Accounting Firm" in Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of The Tocqueville Trust as filed with the Securities and Exchange Commission on or about February 25, 2005.


PAUL, HASTINGS, JANOFSKY & WALKER LLP


/s/ PAUL, HASTINGS, JANOFSKY & WALKER LLP
New York, New York
February 25, 2005